UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 16, 2005

ACUSPHERE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50405	04-3208947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Arsenal Street

Watertown, Massachusetts 02472

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code (617) 648-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

2005 Stock Option and Incentive Plan

On June 16, 2005 at the Acusphere, Inc. (the “Company”) Annual Meeting of Stockholders, the Company’s stockholders approved the Acusphere, Inc. 2005 Stock Option and Incentive Plan, as amended (the “Plan”).

The following is a brief description of the material terms of the Plan:

•                  The Plan reserves 1,700,000 shares for awards.

•                  The term of the Plan is June 16, 2005 to June 16, 2015.  Awards of incentive options may be granted under the Plan until April 25, 2015.

•                  The Plan will be administered by the Board of Directors, the Compensation Committee of the Board or a similar committee (the “Committee”).

•                  The Plan permits the grant of non-qualified and incentive stock options, restricted stock, unrestricted stock, stock appreciation rights and deferred stock to all employees of the Company and its subsidiaries or affiliates, and where legally eligible to participate, consultants and non-employee directors of the Company.

•                  The Plan limits the number of awards that the Committee may grant to any one participant to no more than 1,000,000 shares granted to an individual participant annually.

•                  The Plan limits the number of shares that may be granted as restricted stock, unrestricted stock, or deferred stock to a maximum of 800,000 shares.

•                  The Plan prohibits the granting of stock option or stock appreciation rights at a price below market price on the date of grant.

•                  The Plan provides that the Committee will determine at the time of the grant when each stock option becomes exercisable, including the establishment of required performance vesting criteria, if any.

•                  The Plan provides that the Committee may make the grant, issuance, retention and/or vesting of restricted stock, stock appreciation rights and deferred stock awards contingent upon continued employment with the Company, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate.

•                  The Plan prohibits the repricing or reducing the exercise price of a stock option or stock appreciation right without stockholder approval.

The Plan is described in greater detail in the Company’s proxy statement and amendment to proxy statement filed with the Securities and Exchange Commission in connection with the annual meeting of shareholders held on June 16, 2005 and a copy of the Plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 8.01                                             Other Events.

Annual Meeting of Stockholders

On June 16, 2005 the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at the offices of Goodwin Procter LLP on the 23rd Floor at 53 State Street, Boston, MA 02109.  At the Annual Meeting the stockholders elected each of Derek Lemke-von Ammon and Garen Bohlin to serve for a three-year term on the Company’s Board of Directors as Class II Directors.  The Company’s stockholders also approved the Acusphere, Inc. 2005 Stock Option and Incentive Plan (the “Plan”), as amended.

Item 9.01                                             Financial Statements and Exhibits.

The following exhibits are furnished as part of this report, where indicated:

(c)  Exhibits.

Exhibit No.	Description

10.1	Acusphere, Inc. 2005 Stock Option and Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUSPHERE, INC.

Dated: June 20, 2005	By:	/s/	John F. Thero
		Name:	John F. Thero
		Title:	Senior Vice President and CFO

EXHIBIT INDEX

Exhibit No.	Description

10.1	Acusphere, Inc. 2005 Stock Option and Incentive Plan, as amended